EXHIBIT 99.1

PRESS RELEASE

Senesco Technologies Reports Third Quarter Fiscal 2011 Financial Results

NEW BRUNSWICK, N.J. (May 16, 2011) – Senesco Technologies, Inc. ("Senesco" or the "Company") (NYSE Amex: SNT) today announced financial results for the third quarter ended March 31, 2011.

Fiscal Third Quarter Highlights

●
The Company submitted its first Investigational New Drug (“IND”) application with the FDA for SNS01-T, which upon approval from the FDA will allow the Company to begin a Phase Ib/2a clinical study in multiple myeloma patients

●	Senesco’s lead therapeutic candidate SNS01-T was granted Orphan Drug Status from the FDA for the treatment of multiple myeloma

●	The Company presented at the annual OneMed conference

●	The Company presented at the annual BIO CEO conference

●	The Company presented at the annual Roth conference

●	On May 12, 2011, our supplier responded to questions and submitted an amendment to their DMF with the FDA. The FDA has up to 30 days to review the amendment and responses.

Third Quarter Fiscal 2011 Financial Results

There was no revenue during the three month periods ending March 31, 2011 and March 31, 2010.

Research and development expenses during the three month period ending March 31, 2011 were $800,341 compared with $566,307 during the three month period ended March 31, 2010, an increase of 41%. The increase was primarily due to the additional costs incurred in connection with the Company’s development of SNS01-T for multiple myeloma.

General and administrative expenses for the three month period ended March 31, 2011 were $567,460, compared with $554,953 during the three month period ended March 31, 2010, an increase of 2.2%. The increase was primarily due to an increase in stock based compensation and the timing of the Company’s annual meeting.  The annual meeting for the current year was held in March 2011. The annual meeting for the previous year was held in May 2010.  This increase was partially offset by a decrease in professional fees.

The net loss applicable to common shares for the three month period ended March 31, 2011 was $2,121,888 or $0.03 per share compared to a net loss for the three month period ended March 31, 2010 of $5,284,235, or $0.17 per share.  The decrease in net loss of $3,162,347, or 59.8%, was primarily the result of a decrease in other non-operating expenses ,which was partially offset by an increase in research and development costs related to the development of the Company’s multiple myeloma drug candidate, SNS01-T and non-cash dividends on convertible preferred stock.

As of March 31, 2011, the Company had cash and cash equivalents in the amount of $4,860,893, compared to cash and cash equivalents of $39,707 as of March 31, 2010.  The Company estimates its cash and cash equivalents will fund its operations through December 31, 2011.

About Senesco Technologies, Inc.

Senesco Technologies is leveraging proprietary technology that regulates programmed cell death, or apoptosis. Accelerating apoptosis may have application in treating cancer, while delaying apoptosis may have application in certain inflammatory and ischemic diseases. The Company is preparing to initiate a clinical study in multiple myeloma with its lead therapeutic candidate SNS01-T. Senesco has already partnered with leading-edge companies engaged in agricultural biotechnology, and is entitled to earn research and development milestones and royalties if its gene-regulating platform technology is incorporated into its partners’ products.

Forward-Looking Statements

Certain statements included in this press release are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Actual results could differ materially from such statements expressed or implied herein as a result of a variety of factors, including, but not limited to: the ability of the Company to consummate additional financings; the development of the Company’s gene technology; the approval of the Company’s patent applications; the successful implementation of the Company’s research and development programs and collaborations; the success of the Company's license agreements; the acceptance by the market of the Company’s products; the timing and success of the Company’s preliminary studies, preclinical research and clinical trials; competition and the timing of projects and trends in future operating performance, the Company’s ability to comply with the continued listing standards of the NYSE/AMEX, as well as other factors expressed from time to time in the Company’s periodic filings with the Securities and Exchange Commission (the "SEC"). As a result, this press release should be read in conjunction with the Company’s periodic filings with the SEC. The forward-looking statements contained herein are made only as of the date of this press release, and the Company undertakes no obligation to publicly update such forward-looking statements to reflect subsequent events or circumstances.

Contact:

Company Contact:
Senesco Technologies, Inc.
Leslie J. Browne, Ph.D.
President & CEO
732-296-8400
or
Investor Relations Contact:
CEOcast, Inc.
Dan Schustack,
212-732-4300
dschustack@ceocast.com

-Tables to Follow-

SENESCO TECHNOLOGIES, INC. AND SUBSIDIARY
(A DEVELOPMENT STAGE COMPANY)
 CONDENSED CONSOLIDATED BALANCE SHEETS
(unaudited)

	March 31,	June 30,
	2011	2010

ASSETS

CURRENT ASSETS:
Cash and cash equivalents	$4,860,893	$8,026,296
Prepaid research supplies and expenses	1,319,872	1,304,795

Total Current Assets	6,180,765	9,331,091

Equipment, furniture and fixtures, net	4,481	4,554
Intangibles, net	4,900,388	4,568,895
Deferred income tax assets, net	-	-
Security deposit	7,187	7,187

TOTAL ASSETS	$11,092,821	$13,911,727

LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES:
Accounts payable	$510,281	$557,420
Accrued expenses	519,762	576,857
Line of credit	2,194,844	2,194,844
Deferred rent	2,015	-

Total Current Liabilities	3,226,902	3,329,121

Warrant liabilities ($0 and $490,438 to related parties, respectively)	867,289	2,493,794
Deferred rent	-	8,060
Grant payable	99,728	99,728

TOTAL LIABILITIES	4,193,919	5,930,703

STOCKHOLDERS' EQUITY:

Preferred stock, $0.01 par value, authorized 5,000,000 shares
Series A 10,297 shares issued and 3,850 and 8,035 shares outstanding, respectively	38	80
(liquidation preference of $4,042,500 and $8,235,875
at March 31, 2011 and June 30, 2010, respectively)
Series B 1,200 shares issued and outstanding	12	12
(liquidation preference of $1,260,000 and $1,210,000
at March 31, 2011 and June 30, 2010, respectively)
Common stock, $0.01 par value, authorized 250,000,000 shares, issued and outstanding 75,903,016 and 50,092,204,
at March 31, 2011 and June 30, 2010, respectively	759,030	500,922
Capital in excess of par	63,936,922	58,321,169
Deficit accumulated during the development stage	(57,797,100)	(50,841,159)

Total Stockholders' Equity	6,898,902	7,981,024

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$11,092,821	$13,911,727

SENESCO TECHNOLOGIES, INC. AND SUBSIDIARY
(A DEVELOPMENT STAGE COMPANY)
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(unaudited)

					Cumulative
	Three months ended March 31,		Nine months ended March 31,		Amounts from
	2011	2010	2011	2010	Inception

Revenue	$-	$-	$-	$140,000	$1,590,000

Operating expenses:
General and administrative	567,460	554,953	1,943,029	1,735,317	28,223,340
Research and development	800,341	566,307	3,135,200	1,522,610	18,084,164
Total operating expenses	1,367,801	1,121,260	5,078,229	3,257,927	46,307,504

Loss from operations	(1,367,801)	(1,121,260)	(5,078,229)	(3,117,927)	(44,717,504)

Other non-operating income (expense)

Grant income	-	-	244,479	-	244,479

Fair value – warrant liability	(16,177)	(527,566)	453,209	1,811,775	7,701,637

Sale of state income tax loss – net	-	-	-	-	586,442

Other noncash (expense) income, net	-	-	(115,869)	-	205,390

Loss on extinguishment of debt	-	(275,345)	-	(361,877)	(361,877)

Amortization of debt discount and financing costs	-	(3,206,049)	-	(4,973,909)	(11,227,870)

Interest expense – convertible notes	-	(146,640)	-	(528,909)	(2,027,930)

Interest (expense) income - net	(21,130)	(7,375)	(60,737)	(6,349)	438,441

Net loss	(1,405,108)	(5,284,235)	(4,557,147)	(7,177,196)	(49,158,792)

Preferred dividends	(716,780)	-	(2,398,794)	-	(8,638,308)

Loss applicable to common shares	$(2,121,888)	$(5,284,235)	$(6,955,941)	$(7,177,196)	$(57,797,100)

Basic and diluted net loss per common share	$(0.03)	$(0.17)	$(0.10)	$(0.27)

Basic and diluted weighted-average number
of common shares outstanding	74,904,192	31,650,371	66,731,159	26,610,925